UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: July 22, 2004

(Date of earliest event reported)

EAGLE FINANCIAL SERVICES, INC.

(Exact name of Registrant as specified in its charter)

Virginia	0-20146	54-1601306
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 East Main Street P.O. Box 391 Berryville, Virginia 22611	22611
(Address of principal executive offices)	(Zip code)

(540) 955-2510

(Registrant’s telephone number, including area code)

Item 12. Results of Operations and Financial Condition

On July 22, 2004, Eagle Financial Services, Inc. issued a press release announcing results for the quarter ended June 30, 2004. A copy of the Company’s press release is being furnished as an exhibit to this report and is incorporated by reference into this Item 12.

The foregoing information, including the information contained in the press release, is being furnished pursuant to this Item 12 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. In addition, this information shall not be deemed to be incorporated by reference into any of the Registrant’s filings with the Securities and Exchange Commission, except as shall be expressly set forth by specific reference in any such filing.

The exhibit to this report is as follows:

Exhibit No.	Description
99	Press release issued by the Registrant dated July 22, 2004.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 22, 2004

Eagle Financial Services, Inc.

By:	/s/ JAMES W. MCCARTY, JR.
James W. McCarty, Jr.
Vice President, Chief Financial Officer,
and Secretary-Treasurer

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